     Minimum Offering of 166,667 Shares
Maximum Offering of 100,000,000 Shares
Priority Senior Secured Income Fund, Inc.

Prospectus Supplement No. 3 dated February 10, 2014
to
Prospectus dated May 9, 2013

     This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Senior Secured Income Fund, Inc. (the “Company”) dated May 9, 2013 (the “Prospectus”), as amended or supplemented.

     You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Distributions

     On February 10, 2014, our board of directors declared a special distribution to stockholders in the amount of $0.13521 per share to be paid on February 24, 2014 to stockholders of record as of February 21, 2014. In addition, our board of directors declared a series of distributions for the months of February and March 2014. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date

$0.02014	February 28, 2014	March 3, 2014
$0.02014	March 7, 2014	March 31, 2014
$0.02014	March 14, 2014	March 31, 2014
$0.02014	March 21, 2014	March 31, 2014
$0.02014	March 28, 2014	March 31, 2014

Expense Support and Conditional Reimbursement Agreement

     On February 10, 2014, we and our Adviser entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) whereby our Adviser has agreed, at our request and in the amount requested by us, to reimburse us for operating expenses in a maximum amount equal to the difference between (i) our distributions paid to stockholders in each month less (ii) the sum of our net investment income, our net realized capital gains/losses, our unrealized losses and dividends and other distributions paid to us on account of our portfolio investments during such period. The purpose of the Expense Support Agreement is to reduce operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income, and that distributions do not constitute a return of capital for GAAP purposes.

     This supplement supplements and amends the cover page of the Prospectus to add the following bullet to the list of bullet points and as the final risk factor on page 5 of the Prospectus under the heading, “Prospectus Summary—Risk Factors”.

• “Our distributions to stockholders may be funded from expense support payments provided by our Adviser that are subject to repayment to our Adviser if certain conditions are met. Our distributions may not be based on our investment performance and may not continue in the future. The reimbursement of these payments to our Adviser (if any such reimbursements are made) would reduce the future distributions to which you would otherwise be entitled.”

     This supplement supplements and amends the second sentence in the first paragraph on page 17 of the Prospectus under the heading, “Prospectus Summary—Distributions” and the second sentence in the first paragraph on page 56 of the Prospectus under the heading, “Distributions”.

     “We expect that for a significant time after the commencement of this offering, a portion of or substantially all of our distributions will result from expense support payments provided by our Adviser that may be subject to repayment by us within three years if certain conditions are met. You should understand that such distributions may not be based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense support payments. You should also understand that reimbursements to our Adviser (if any such reimbursements are made) would reduce the future distributions that you would otherwise be entitled. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. See “Distributions—Expense Support Agreement”.

     This supplement adds the following to the end of the risk factor on page 33 of the Prospectus entitled, “There is a risk that investors in our shares may not receive distributions or that our distributions may not grow over time”.

     “In addition, we expect that for a significant time after the commencement of this offering, a portion of or substantially all of our distributions will result from expense support payments provided by our Adviser that may be subject to repayment by us within three years if certain conditions are met. You should understand that such distributions may not be based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense support payments. You should also understand that any reimbursements to our Adviser (if any such reimbursements are made) would reduce the future distributions that you would otherwise be entitled. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all.”

     This supplement adds the following to page 56 of the Prospectus at the end of the section, “Distributions” and adds the following to page SAI-5 of the Statement of Additional Information at the end of the section, “Certain Relationships and Related Party Transactions”.

“Expense Support Agreement”

     On February 10, 2014, we entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with our Adviser. Pursuant to the Expense Support Agreement, our Adviser has agreed, at our request and in the amount requested by us, to reimburse us for operating expenses in a maximum amount equal to the difference between (i) our distributions paid to stockholders in each month less (ii) the sum of our net investment income, our net realized capital gains/losses, our unrealized losses and dividends and other distributions paid to us on account of our portfolio investments during such period. The term of the Expense Support Agreement commenced as of the quarter ended March 31, 2014 and continues monthly thereafter until May 9, 2016, unless extended by us and our Adviser and subject to certain termination provisions.

     Pursuant to the Expense Support Agreement, we have a conditional obligation to reimburse our Adviser for expense support payments it previously made following any calendar quarter in which we received net investment income, net capital gains/losses, unrealized losses and dividends and other distributions paid to us on account of our portfolio investments in excess of the distributions paid to stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within a period not to exceed three years from the end of the fiscal year in which such expense support payment was made by our Adviser to us. The amount of the reimbursement during any calendar quarter, if any, will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense support payments made by our Adviser that have not yet been reimbursed. No reimbursement will be made by us unless we have sufficient cash available to make such reimbursement payment. The purpose of the Expense Support Agreement is to reduce operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income, and that distributions do not constitute a return of capital for GAAP purposes.

     We may terminate the Expense Support Agreement at any time. Our Adviser may terminate the Expense Support Agreement at the end of, but not during, any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay our Adviser all expense support payments made by our Adviser within three years of the date of termination.”